SUPPLEMENT DATED OCTOBER 23, 2014
To the Prospectus dated March 31, 2014, supplemented as of May 1, 2014 For

Variable Universal Life Insurance Policy

Issued by First Investors Life Insurance Company
Through First Investors Life Separate Account E

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

The purpose of this supplement is to make changes to your prospectus regarding the treatment of payments when a Policy loan is outstanding.  The updates to your prospectus reflecting this change are described below with references to those parts of the prospectus modified by this supplement.

1.	In the section titled “Description of the Policy”, under the heading “Premiums”, the sixth paragraph is deleted in its entirety and replaced with the following:

If You have a Policy loan balance and a payment is intended by You to be a Policy loan repayment, You must designate the payment as a loan repayment; otherwise We will credit the payment amount to the Policy as a premium payment and allocate the premium according to the allocation instructions You previously provided.

2.	In the section titled “Description of the Policy”, under the heading “Policy Loans”, the second paragraph is deleted in its entirety and replaced with the following:
We charge daily interest on the outstanding loan amount at an effective annual rate of 6.00% compounded on each Policy Anniversary.  In general, if We approve the loan, We send the loan amount within seven days of receipt of the request.  We will not permit a loan unless it is at least $500.  You may repay all or a portion of any loan and accrued interest at any time.  The minimum loan repayment amount is $100 or the Policy loan balance, if less.  You must designate a loan repayment as such.  Any payment We receive from You that is not designated as a loan repayment will be credited to the Policy as a premium payment and will be allocated according to the allocation instructions You previously provided.

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Investors Should Retain this Supplement for Future Reference

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